UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      June 23, 2008

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 23, 2008, Pinnacle West Capital Corporation (“Pinnacle West” or the “Company”) announced that James R. Hatfield will join Pinnacle West and Arizona Public Service Company (“APS”), effective July 14, 2008, as the Senior Vice President and Chief Financial Officer of each company. Mr. Hatfield, age 50, has been the Senior Vice President and Chief Financial Officer of OGE Energy Corp. since 1999. His previous experience includes nearly 14 years with OGE Energy Corp. in a variety of financial and management leadership roles, including serving as Vice President and Treasurer, and more than 28 years of electric and gas industry experience. Mr. Hatfield received a Bachelor of Science degree from Central Missouri State University and a Master of Business Administration from the University of Missouri-Kansas City.
     In addition to benefits available to officers generally, Mr. Hatfield’s compensation arrangement includes an annual base salary of $450,000; a hiring incentive of $200,000 payable within the first two weeks of employment and $100,000 payable within two weeks following the first anniversary of the date of employment; participation in the officer annual incentive plan, with a target payment of 50% and a maximum payment of 100% of annual base salary; relocation benefits and home sale assistance; and a grant of (a) 6,000 restricted stock units, vesting in the following amounts in February of the indicated years: 1,000 (2009); 2,000 (2010); 2,000 (2011); and 1,000 (2012); and (b) 6,800 performance shares, each of which represents the right to receive up to two shares of Pinnacle West common stock, assuming specified three-year earnings per share growth rates are met. The performance shares vest, if at all, in the following amounts in the indicated years following a determination of whether such growth rates are met: 1,400 (2009); 2,000 (2010); and 3,400 (2011).
     A copy of the Company’s press release announcing Mr. Hatfield’s appointment is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Press Release, dated June 23, 2008 announcing appointment of James R. Hatfield as Senior Vice President and Chief Financial Officer of Pinnacle West and APS

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: June 24, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Operating Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: June 24, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Executive Officer

Exhibit Index

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Press Release, dated June 23, 2008 announcing appointment of James R. Hatfield as Senior Vice President and Chief Financial Officer of Pinnacle West and APS